UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2019

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders

On May 7, 2019, ACNB Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 7,049,682 shares of the Company’s common stock were entitled to vote as of March 18, 2019, the record date for the Annual Meeting. There were 5,477,768 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1 — To Elect Class 1 Directors

The shareholders voted to elect five (5) Class 1 Directors to serve for terms of three (3) years and until their successors are elected and qualified. The results of the vote were as follows:

Name	For	Withheld	Broker Non-Votes
Todd L. Herring	3,633,720	282,786	1,561,262
James J. Lott	3,669,381	247,125	1,561,262
J. Emmett Patterson	3,606,099	310,407	1,561,262
Marian B. Schultz	3,646,134	270,372	1,561,262
James E. Williams	3,626,693	289,813	1,561,262

Proposal No. 2 — To Conduct a Non-Binding Vote on Executive Compensation

The shareholders voted to approve, on a non-binding basis, the compensation paid to the Company’s Named Executive Officers. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
2,961,249	791,625	163,632	1,561,262

Proposal No. 3 — To Ratify the Selection of the Independent Registered Public Accounting Firm

The shareholders voted to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,360,514	48,503	68,751	-0-

ITEM 7.01           Regulation FD Disclosure

On May 7, 2019, David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer of the Registrant, and James P. Helt, President & Chief Executive Officer of the Registrant, made presentations at the 2019 Annual Meeting of Shareholders. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	2019 Annual Meeting Presentation Slides.
99.2	2019 Annual Meeting Press Release dated May 9, 2019.

EXHIBIT INDEX

EXHIBIT NO.

99.1	2019 Annual Meeting Presentation Slides.
99.2	2019 Annual Meeting Press Release dated May 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: May 9, 2019	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President/
Secretary & Chief Governance Officer